The President's Letter

Dear Fellow Shareholder:

I am pleased to present the semi-annual report of the Calamos Family of Funds for the six-month period ended September 30, 1995.

The Calamos Family of Funds consists of four funds:

   Calamos Strategic Income Fund
   Calamos Convertible Fund
   Calamos Growth and Income Fund
   Calamos Growth Fund

September brought a very satisfying close to the third quarter of 1995. We have been pleased with the performance of the Funds in meeting their respective investment objectives over the first six months of the Funds' fiscal year. The equity characteristics of convertible securities added significant capital appreciation as the equity markets continued their sustained advance throughout the year. The strong convertible performance is in marked contrast to the quarter's lackluster bond market.

The outlook for the remainder of the year remains positive for both the convertible market and the Calamos Family of Funds. Our posture has been based on an extended business cycle with the resulting favorable earnings growth. An additional favorable factor is that the boom-bust syndrome of the seventies and eighties caused by inflation is not recurring. The extended business cycle and its relatively slow overall growth is favorable for financial markets. We feel that the economic and longer-term trends are extremely favorable to convertibles in general.

Inflation continues to remain under control, and we see interest-rate pressures peaking. Some market analysts believe increases in commodity prices constitute a bad omen for inflation. However, raw materials in general constitute a very small portion of the price of finished products. Other factors, such as this summer's drought and early frost, have led to increased grain prices. The move up in the Commodities Research Bureau (CRB) Index is solely a result of this price increase. Therefore, we do not think rising commodity prices will lead to increased inflation.

Companies are again coming to the new-issue convertible market for capital. Investor interest in convertibles remains high, as more and more investors now view them as a major opportunity for generating capital gains in a fixed-income investment. The straight fixed-income investor who became accustomed to capital gains as interest rates fell must now look elsewhere. Convertibles have become the preferred choice for many of these investors.

With the fixed-income markets in a period of stability as interest rates and inflation have declined, convertible securities offer fixed-income investors a means to achieve higher total returns. Equity market volatility, especially among individual companies and industries, will continue to be high. The favorable risk/reward of convertible securities is secured by their fixed-income attributes, and yet it also allows the investor a means to participate in an exciting equity position defensively. The overall convertible risk/reward profile remains as favorable as we have seen at any time in the investment cycle. We recommend that investors remain fully invested for the best long-term results.


Sincerely,



John P. Calamos
President


November 17, 1995
Naperville, Illinois

Talking about Convertible Securities
An interview with portfolio manager John P. Calamos


What are convertible securities?

In general, convertibles combine the steady cash flow of a bond with the capital appreciation potential of common stocks. This results in attractive returns comparable to those available from equities, but at lower risk. The convertible security's unique feature is that it can be exchanged for a specified number of shares of common stock, usually of the same company, at a pre-stated price. This number is set at the time of issue and is generally protected for stock dividends and other corporate eventualities.

The universe of convertible securities consists mainly of convertible bonds and convertible preferred stocks, and both maintain a status senior to that of their underlying common stock.

Tell me about the convertible market. Is it large enough to allow diversified portfolios?

The domestic convertible market has grown rapidly over the past twenty years, expanding from a niche market to one of approximately 1000 issues. Well diversified among economic and industry sectors, convertibles are beginning to be recognized as a separate asset class. The global convertible market has more than $320 billion outstanding. As of August 31, 1995, the new issues for the year totaled more than $5 billion, bringing the total domestic convertible market to $112 billion.

Why should I think of convertible bonds as something different from other corporate bonds?

They are corporate bonds with an important added feature. They offer capital appreciation potential that traditional bonds do not, since the convertible can be exchanged for shares of common stock at the option of the holder. Convertibles combine stock market potential with fixed-income safety. However, investors should be aware that convertible securities will not appreciate as much as the underlying stock.

I need to know about some of the risks of convertible securities. What happens to convertibles when interest rates go up?

It is important to realize that, in general, convertibles are significantly less interest-rate sensitive than traditional fixed-income securities. While it is true that rising interest rates will have a negative effect on the bond value of the convertible security, the fact that the convertible also has equity value will tend to temper that effect. If the stock market is rising, convertible values will be more positively affected by rising stock values than negatively affected by rising interest rates. However, if the stock market declines at the same time that interest rates rise, it is possible that convertibles will lose value.

Why are convertible securities such a good idea in today's markets?

There are two different answers to that question, depending on whether your orientation is to the fixed-income markets or the equity markets.

From 1981 until 1993, the fixed-income investor became accustomed to double-digit total returns, first because interest rates were so high, and later because of declining interest rates, which caused bond prices to increase. The bull market ended when interest rates bottomed out in 1993, and 1994 saw the worst bond market of the century.

Investors who expect to see a return to double-digit rates of total return are likely to be disappointed. Many market participants expect to see low inflation and low, stable interest rates for the next few years. That kind of environment is unlikely to offer the same opportunities for total return that were available in the recent past.

How will investors be able to achieve their financial goals? We believe that one answer is convertible bonds. Convertibles pay a steady stream of income, although the interest rate is slightly below that available on straight corporate debt. The convertible also offers significant upside potential from its convertibility feature. No other fixed-income investment offers this kind of growth potential.

On the other hand, we expect the equity markets to remain volatile. Furthermore, some of the most promising investments for equity investors are in small- to mid-cap companies and in investments in the emerging markets.
The conservative investor can take advantage of the upside potential available through such companies and yet lower the risk and volatility by using convertible securities to invest in such companies.

What role do convertibles play in an asset allocation process?

Many investors are starting to understand the importance of asset allocation in their investment process. An appropriate asset allocation strategy actually reduces risk while not adversely affecting returns, since one market sector will always outperform others at any given point in time. Many market analysts classify convertible securities as a separate asset class. That means that adding convertibles to almost any portfolio will tend to increase return and reduce risk.

Other investors consider convertible securities to be a fixed-income style that can add diversification. We feel that the convertible style can add value to the fixed-income portion of almost any portfolio.

In our view, allocating 20-30 percent of your total portfolio to convertible securities will increase the return on the fixed-income component and help reduce the volatility of the equity component.

How is the convertible market doing at the moment?

The convertible new issue market experienced a flurry of activity during the third quarter of 1995, continuing to pick up after a rather sluggish year for new issuances in 1994. Convertibles are attracting an increasing number of crossover players. This has generated solid interest, with the result that most new issues are in demand.

The convertible market remains fairly priced. As a result of strong convertible performance during 1995, valuation levels have gone from significantly undervalued at the beginning of the year to nearly fairly priced by the end of the third quarter. However, the convertible market still contains ample opportunities with competitive yields and attractive values. Declining interest rates have resulted in increased investment values. The result is a very favorable risk/reward for the convertible portfolio.

Performance Review

The Calamos Strategic Income Fund
The total return(1) for the Fund was 8.23% for the six-month period and 8.91%
for the twelve-month period, both ended September 30, 1995.  These returns are based on net asset value and include reinvestment of dividends.  Over the six-month period, the Fund paid a total of $0.24 in income dividends, and no short-term or long-term capital gains dividends.  Over the preceding twelve-month period, the Fund paid a total of $0.48 in income dividends, and no short-term or long-term capital gains dividends.  The Fund's net asset value on September 30, 1995, was $10.72 per share, up from its net asset value of $10.13 per share on March 31, 1995, and $10.31 per share on September 30,
1994.
NAV (9/30/95)                                $10.72
AVERAGE ANNUAL TOTAL
   RETURN PERFORMANCE(1)
Six Months Ended 9/30/95                       6.15%
Twelve Months Ended 9/30/95                    3.78%
Five Years Ended 9/30/95                       7.70%
Average annual total return
   since inception (9/04/90 - 9/30/95)         7.63%
DISTRIBUTION RATE(2)                           4.45%
Average net asset value for
   12-month period                           $10.79
SEC yield(3) for the Fund
     for 30 days ended 9/30/95                 4.44%

The goal of the Fund is to provide an above-average income stream for shareholders while also maintaining a stable net asset value. The Fund uses convertible securities to accomplish this goal. Convertible securities tend to participate in price increases on the underlying common stocks while also paying a higher level of current income than the stocks themselves. The Fund generates income from the interest and dividends paid on the convertible securities.

Top Ten Positions - Convertible Securities
                                                                           Percent of
Company                                      Description                   Net Assets
Legg Mason                                   Cv 5.25% 05/01/03             5.16%
The Olsten Corporation                       Cv 4.875% 05/15/03            5.05%
Thermo Instrument Systems Inc.               Euro Cv 3.75% 09/15/00        4.60%
Riverwood International Corporation          Cv 6.75% 09/15/03             4.58%
Hospitality Franchise Systems, Inc.          Cv 4.50% 10/01/99             4.43%
Network Equipment Technologies               Cv 7.25% 05/15/14             4.20%
MascoTech, Inc.                              Cv 4.50% 12/15/03             3.96%
First Financial Management Corp.             Cv 5.00% 12/15/99             3.48%
Thermo Electron Corporation                  Euro Cv 5.00%  04/15/01       3.47%
USF&G Corporation                            Cv 0.00% 03/03/09             3.44%

------------------------------
1 Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions; only average annual total return is adjusted for the 4.75% sales charge. Past performance is no guarantee of future results.

2 The distribution rate is calculated by dividing the twelve-month total dividend distribution by the average net asset value for the same period. The average net asset value for that period was $10.79, and dividends totaling $0.48 were distributed for the same period.

3 The SEC yield is a yield figure for the Fund calculated according to rules set forth by the Securities and Exchange Commission (SEC). The figure is derived by dividing the Fund portfolio's net investment income per share (a hypothetical figure as defined in SEC rules) during a 30-day period by the public offering price per share on the last day of the period being considered.

One of the Fund's key investment strategies is a covered short sale, which is a short sale of those stocks whose convertibles the Fund also owns. A short sale is effected by selling the stock at current market prices, and later repurchasing it. Proceeds from the stock sale create a credit balance which may earn interest. This short sale acts as a hedge on the value of the portfolio, meaning that the Fund profits if the stock price decreases. The percentage of shares sold short -- referred to as the hedge ratio(1)-- enables the Fund to control the market-related risk of its portfolio. When the stock price increases, it is the convertible securities that benefit.

Due to the strong bull market over the previous six months, Fund management reduced the hedge ratio somewhat. The downside protection offered by such a strategy is less important in such an environment. Although the Fund holds both hedged and unhedged positions, the hedge strategy will continue to play an important role in Fund performance.

Fund management uses its in-house credit research capabilities to invest in so-called emerging credit situations and securities that are undervalued by the market relative to their inherent credit quality. Emerging credits involve issuers whose credit quality is improving, such as IMC Fertilizer Group, Inc. (2.78% of net assets) and Oryx Energy Company (2.55%). IMC Fertilizer Group, Inc. has benefited from strong operating performance and a strategic alliance with a former competitor. Oryx Energy Company has consummated several asset sales that have reduced its outstanding debt dramatically and improved its credit quality.

There are several conditions which might cause the market to undervalue a security relative to its intrinsic credit quality. A security that is not rated by a major rating agency (e.g., Moody's or Standard & Poor's) will often trade more attractively than a rated security of a company with comparable credit quality. Examples of this type of situation are IVAX Corporation (3.10%) and CML Group, Inc. (3.16%). In addition, market inefficiencies can create opportunities in which issues become available at attractive prices, relative to their credit quality. An example of this is Data General Corporation (2.64%).

Investments in the technology sector made a strong contribution to returns, including Network Equipment Technologies (4.20%). Fund management believes that many technology investments have become fully priced, and has sold its positions in Arrow Electronics, Inc., Systems & Computer Technology Corp. and Rohr, Inc. A heavy weighting in the financial sector also made an important contribution to returns.

Fund management increased the weighting in the consumer cyclical sector with the addition of Alaska Air Group, Inc. (2.76%) and ADT Operations, Inc. (1.27%). One particular high-performer was Hospitality Franchise Systems, Inc. (4.43%). HFS Inc.'s core businesses are strong and the company's acquisition of real estate concern Century 21 has been well-received by the market.
------------------------------
1 The hedge ratio is the number of underlying common shares sold (or represented by an option) divided by the number of shares into which the bonds are convertible.

NOTE: Share price and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results.

Performance Review

The Calamos Convertible Fund
The total return(1) for the Fund was 17.21% for the six-month period and
19.89% for the twelve-month period, both ended September 30, 1995. These returns are based on net asset value and include reinvestment of dividends.
Over the six-month period, the Fund paid a total of $0.18 in income dividends, and no short-term or long-term capital gains dividends.  Over the preceding twelve-month period, the Fund paid a total of $0.34 in income dividends, no short-term dividends and $0.40 in long-term capital gains dividends. The
Fund's net asset value on September 30, 1995 was $14.36 per share, up from its net asset value of $12.41 per share on March 31, 1995 and $12.71 per share on
September 30, 1994.
NAV (9/30/95)                                $14.36
AVERAGE ANNUAL TOTAL
   RETURN PERFORMANCE(1)
Six Months Ended 9/30/95                      24.54%
Twelve Months Ended 9/30/95                   14.23%
Five Years Ended 9/30/95                      15.05%
Average Annual Total Return
 Since Inception (6/21/85 - 9/30/95)          10.03%

Several industry groups have posted strong performance since the beginning of the year as the equity market continued to perform well during the quarter. Among these are the financial and technology sectors, and the Fund has benefited from both groups this year. Fund management remains positive on the financials, although it believes that some of the technology positions have become fully priced.

Top Ten Positions - Convertible Securities and Common Stock
                                                                                     Percent of
Company                                 Description                                  Net Assets
Johnson & Johnson(2)                    Synthetic Security                           3.16%
LM Ericsson Telephone Co.               Cv 4.25% American Depository Deb.  6/30/00   3.13%
Automatic Data Processing, Inc.         Cv 0.00% 02/20/12                            2.90%
First Chicago Corporation               Cv Pfd Series B                              2.56%
Federal Home Loan Mortgage Corp.        Common Stock                                 2.48%
International Business Machines(3)      Synthetic Security                           2.46%
Motorola, Inc.                          Cv 0.00% 09/27/13                            2.39%
Fifth Third Bancorp                     Cv 4.25% 01/15/98                            2.30%
General  Motors Corporation             Dep. Shares Cv Pfd Series C                  2.18%
The Travelers Inc.                      Cv Pfd Series B                              2.01%

------------------------------
1 Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions; only average annual total return is adjusted for the 4.75% sales charge. Past performance is no guarantee of future results.

2 The Johnson & Johnson position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.22%) and its call option component (0.94%).

3The International Business Machines position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.22%) and its call option component (0.24%).

During the third quarter of 1995, the Fund reduced its bank weighting, although Fund management continues to believe that the secular disinflation trend is intact. Some of the bank convertibles were called, such as Republic New York Corp. and BankAmerica Corp., while The Bank of New York Company hit Fund management's upside price objectives. The Fund kept its exposure in the financial sector relatively constant by increasing its investment in the insurance industry, where the valuations are better and the convertibles offer more attractive risk/reward ratios. During the quarter, the Fund added to its positions in the Leucadia National Corp. (1.48% of net assets) and the St. Paul Companies (1.59%) holdings. The Fund's over-weighting in the financial sector has been very helpful to performance this year.

The Fund has increased its exposure to consumer cyclicals over the course of the last two quarters. One of the Fund's more important purchases was the ADT Operations, Inc. (1.46%) zero-coupon bond. ADT has two main businesses: commercial and residential security services and used-auto auctions. Fund management sees ADT as an investment opportunity in the fragmented but growing electronic security services (ESS) industry. The company's improving cost of capital makes it better able to acquire portions of the scattered ESS market. At current prices, the stock trades at more than 13 times this year's and 11 times next year's estimated earnings per share, an attractive valuation, especially when considering the company's growth prospects.

Exposure to the foreign convertible markets once again created a drag on overall performance. Although the Fund has been able to find some excellent bargains overseas, the fiscal and monetary problems in the developed nations have, in the opinion of the Fund's managers, made for a less-than-robust economic recovery and mediocre financial market performance.

The energy and consumer growth sectors have performed poorly, although the Fund is well underweighted in these areas.
------------------------------
NOTE: Share price and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results.

Performance Review

The Calamos Growth and Income Fund
The total return(1) for the Fund was 17.61% for the six-month period and
20.45% for the twelve-month period, both ended September 30, 1995. These returns are based on net asset value and include reinvestment of dividends.
Over the six-month period, the Fund paid a total of $0.24 in income dividends, and no short-term or long-term capital gains dividends.  Over the preceding twelve-month period, the Fund paid a total of $0.39 in income dividends, and no short-term or long-term capital gains dividends.  The Fund's net asset value on September 30, 1995 was $14.66 per share, up from its net asset value of $12.68 on March 31, 1995 and  $12.53 per share on September 30, 1994.
NAV (9/30/95)                           $14.66
AVERAGE ANNUAL TOTAL
   RETURN PERFORMANCE(1)
Six Months Ended 9/30/95                 25.45%
Twelve Months Ended 9/30/95              14.77%
Five Years Ended 9/30/95                 15.56%
Average Annual Total Return
Since Inception (9/22/88 - 9/30/95)      11.97%

Top Ten Positions - Convertible Securities and Common Stock
                                                                           Percent of
Company                                      Description                   Net Assets
Johnson & Johnson(2)                         Synthetic Security            4.25%
United States Treasury Notes                 6.875% 03/31/97               4.08%
Merck & Co.(3)                               Synthetic Security            3.93%
Pepsico, Inc.(4)                             Synthetic Security            3.73%
Olympic Financial Ltd. Cv Pfd                Cv Pfd                        3.48%
Digital Equipment Corporation                Common Stock                  3.44%
Bristol Meyers Squibb(5)                     Synthetic Security            3.42%
American Home Products Corp.(6)              Synthetic Security            3.42%
International Business Machines(7)           Synthetic Security            3.32%
Automatic Data Processing, Inc.              0.00% 02/20/12                3.26%

------------------------------

1 Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions; only average annual total return is adjusted for the 4.75% sales charge. Past performance is no guarantee of future results.

2 The Johnson & Johnson position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.95%) and its call option component (1.30%).

3 The Merck & Co. position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.55%) and its call option component (1.38%).

4 The Pepsico, Inc. position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.55%) and its call option component (1.18%).

5 The Bristol Meyer Squibb position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.55%) and its call option component (0.87%).

6 The American Home Products Corp. position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.55%) and its call option component (0.87%).

7 The International Business Machines position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.95%) and its call option component (0.37%).

The Fund's objective is to achieve high long-term total return through capital appreciation and current income. Its use of a convertible strategy provides a combination of income and capital gains that is well-suited for achieving a growth and income objective. The relatively small size of this Fund allows it to be flexible in its response to changing market conditions, whether it is shifting its market-cap focus or taking advantage of new instruments. It is able to invest in attractive smaller issues that might lack the liquidity necessary for use in a larger fund.

There are three parts to the Fund's structure. Conventional convertible securities comprised 57% of its portfolio at third quarter end. Because this Fund seeks both capital appreciation and income, it will tend to hold more stocks (7%) than other convertible funds. Its third component is synthetic convertibles, which constitute 33% of its portfolio. (The remainder of the portfolio is 3% in cash.) A synthetic convertible combines a fixed-income component, such as a U.S. Treasury note, with a long-term warrant or option. The Treasury note provides the income typical of a convertible security, and the warrant or option provides the potential for long-term capital appreciation. Synthetics expand the convertible universe, and allow convertible investments in undervalued companies that have not issued any straight convertible securities.

Two good examples of synthetic convertibles are those Fund management created by combining Johnson & Johnson1 (4.25% of net assets) and International Business Machines2 (3.32%) options with U.S. Treasury notes. These positions reached their upside target. Fund management took profits and rolled over the positions at higher levels.

Fund management looks for companies that satisfy its investment criteria, and tends to be diversified across market capitalization size. At quarter end, the market capitalization of companies the Fund invests in tended to be either larger or smaller cap. Approximately 43% of the companies (as a percentage of the portfolio) have capitalization below $500 million, and 35% have capitalization above $5 billion. Smaller-cap companies generally have a higher degree of risk than companies with larger capitalization.

The Fund's investments in the financial sector turned in a strong performance over the previous six months, and the Fund significantly increased the financial sector's weighting with the addition of Fremont General Corporation (1.49%) and Fifth Third Bancorp (2.66%). The technology sector of the market has also made a strong contribution to performance over the past six months, although Fund management believes that some companies in the technology sector may have become fully priced. The Fund has therefore reduced its technology exposure selectively. Going forward, the Fund will wait for the opportunity to participate further in this sector at lower prices.
------------------------------

1 The Johnson & Johnson position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.95%) and its call option component (1.30%).

2The International Business Machines position is a synthetic convertible; the position percentage includes the synthetic's U.S. Treasury Note component (2.95%) and its call option component (0.37%).

NOTE: Share price and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results.

Performance Review

The Calamos Growth Fund
The total return(1) for the Fund was 25.94% for the six-month period and
23.25% for the twelve-month period, both ended September 30, 1995. These returns are based on net asset value and include reinvestment of dividends.
Over the six-month period, the Fund paid a total of $0.07 in income dividends, no short-term and $0.07 in long-term capital gains dividends.  Over the preceding twelve- month period, the Fund paid a total of $0.07 in income dividends, no short-term and $0.07 in long-term capital gains dividends.  The
Fund's net asset value on September 30, 1995 was $17.70 per share, up from its net asset value of $14.18 per share on March 31, 1995 and $14.49 per share on
September 30, 1994.
NAV (9/30/95)                                $17.70
AVERAGE ANNUAL TOTAL
   RETURN PERFORMANCE(1)
Six Months Ended 9/30/95                     43.70%
Twelve Months Ended 9/30/95                  17.41%
Five Years Ended 9/30/95                     13.71%
Average Annual Total Return
  Since Inception (9/04/90 - 9/30/95)        12.82%

The Fund seeks long-term capital growth, and is suitable for investors seeking long-term capital appreciation through direct equity participation. It invests primarily in common stocks. Fund management intends to achieve the highest returns possible for the long term, and does not seek to minimize short-term volatility. It is the most aggressively traded of the funds, with high turnover. Its relatively small size allows it great flexibility in moving in and out of stocks.

Top Ten Positions - Common Stock
                                                                      Percent of
Company                                 Description                   Net Assets
Optical Data Systems, Inc.              Common Stock                  2.78%
FSI International Inc.                  Common Stock                  2.64%
Sunglass Hut International, Inc.        Common Stock                  2.38%
Quick & Reilly Group, Inc.              Common Stock                  2.36%
Xilink Inc.                             Common Stock                  2.29%
Esterline Technologies Corporation      Common Stock                  2.17%
Olympic Financial Ltd.                  Common Stock                  2.17%
General Nutrition Co., Inc.             Common Stock                  2.16%
II-VI, Inc.                             Common Stock                  2.11%
Veterinary Centers of America, Inc.     Common Stock                  2.09%

------------------------------
1 Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions; only average annual total return is adjusted for the 4.75% sales charge. Past performance is no guarantee of future results.

The Fund's strategy is to search for the fastest-growing companies available in the stock market. The Fund searches for companies with earnings growth rates significantly above average. The Fund also seeks to invest primarily in stocks of companies where the earnings growth is expected to be higher than earnings estimated by analysts. Fund management believes that a company's earnings trend has a direct relationship to its stock price. By focusing on expected earnings growth, the Fund's strategy is to recognize undervalued companies before they become well-known in the marketplace.

Since the fastest-growing companies are typically small- to mid-size
companies, the Fund has the majority of its holdings in this area.   Fund
management's decision-making process recognizes that the stock prices of fast-growing companies are highly volatile. The Fund is therefore traded aggressively to maintain its portfolio in the top companies representing the best earnings potential. The companies purchased will be selected according to both company and sector potential. Although the Fund is diversified by industry, it may at times be heavily weighted in sectors Fund management believes to be the most attractive.

Over the last six months, the Fund's investments have been concentrated in the technology and financial sectors. The technology sector has an above-average weighting of approximately 30%, mostly in small companies. Although this sector has been volatile, it has provided significant gains for the Fund. Financial companies have also provided high earnings growth, and the Fund continues to maintain a significant weighting in this sector.

The Fund has investments in 50 different companies and is well diversified to reduce risk. Approximately 13% of the Fund's portfolio is invested in large-capitalization companies, 36% is in mid-capitalization companies, and 51% is in small-capitalization companies. Fund management believes that the higher-than-usual weighting of small- to mid-size companies is warranted in the current investment environment. However, smaller-cap companies generally have a higher degree of risk than companies with larger capitalization.

Management believes that the Fund is well positioned for the coming months. The reduction in inflation and interest rates continues to provide an excellent environment for growth companies. In addition, the post-Cold-War era has seen the further development of free market economies and has led to expanding markets worldwide. Although markets will continue to be volatile, the opportunity for growth is excellent.
------------------------------
NOTE: Share price and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results.

Calamos Family of Funds

Standardized Returns
For Period Ended September 30, 1995

                              Total Return                         Average Annual Total Return
                               1 year                      5 years           10 years           Since Inception
Strategic Income Fund         8.91%     3.78%          8.76%     7.70%     NA        NA        8.67%     7.63%
  Inception:  9/4/90

Convertible Fund              19.89%    14.23%         16.17%    15.05%    11.09%    10.55%    10.56%    10.03%
  Inception:  6/21/85

Growth and Income Fund        20.45%    14.77%         16.69%    15.56%    NA        NA        12.75%    11.97%
  Inception:  9/22/88

Growth Fund                   23.25%    17.41%         14.82%    13.71%    NA        NA        13.91%    12.82%
  Inception:  9/4/90

This chart provides performance return numbers for the four Funds and shows returns both non-adjusted and adjusted for the 4.75% sales charge. Total return and average annual total return performance measure net investment income and capital gain or loss from portfolio investments and reflect changes in share price, reinvestment of income and capital gain distributions.

Performance has not been adjusted for the sales charge in the unshaded area of the chart. Performance has been ad-justed for the 4.75% sales charge in the shaded area of the chart.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Schedule of Investments September 30, 1995
Calamos Strategic Income Fund
Principal
Amount                                                                 Value
Convertible Bonds (87.1%)
               Basic Industries (10.0%)
$45,000        IMC Fertilizer Group, Inc.                            $48,038
               6.250% Conv. Sub. Notes
               12/01/2001
 35,000        Inco Limited                                           45,850
               5.750% Conv. Deb.
               07/01/2004
 60,000        Riverwood International Corporation                    79,200
               6.750% Conv. Sub. Notes
               09/15/2003                                         ----------
                                                                     173,088
               Capital Goods - Industrial (10.2%)
 40,000        Thermo Electron Corporation                            60,000
               5.000% Senior Conv. Euro. Deb
               04/15/2001
 60,000        Thermo Instrument Systems Inc.                         79,500
               3.750% Senior Conv. Euro.
               Deb. Guaranteed
               09/15/2000
 30,000        United States Filter Corporation                       36,450
               5.000% Conv. Sub. Deb.
               10/15/2000                                         ----------
                                                                     175,950
               Capital Goods - Technology (14.8%)
 50,000        Data General Corporation                               45,563
               7.750% Conv. Sub. Deb.
               06/01/2001
 40,000        EMC Corporation                                        43,150
               4.250% Conv. Sub. Notes
               01/01/2001
 40,000        First Financial Management Corp.                       60,200
               5.000% Senior Conv. Deb.
               12/15/1999
 30,000        Integrated Device Technology, Inc.                     33,600
               5.500% Conv. Sub. Notes
               06/01/2002
 55,000        Network Equipment Technologies                         72,531
               7.250% Conv. Sub. Deb.
               05/15/2014                                         ----------
                                                                     255,044
               Consumer Cyclical (21.3%)
 50,000        ADT Operations, Inc.                                   21,937
               0.000% Liquid Yield Option Notes
               07/06/2010
 50,000        Alaska Air Group, Inc.                                 47,625
               6.500% Conv. Sen. Deb.
               06/15/2005

Principal
Amount                                                                 Value
$45,000        AMR Corporation                                       $46,069
               6.125% Conv. Sub. Quarterly
               Income Capital Securities
               11/01/2024
 60,000        Delta Air Lines, Inc.                                  54,600
               3.230% Conv. Sub. Notes
               06/15/2003
 50,000        Hospitality Franchise Systems, Inc.                    76,500
               4.500% Conv. Senior Notes
               10/01/1999
 90,000        MascoTech, Inc.                                        68,513
               4.500% Conv. Sub. Deb.
               12/15/2003
 50,000        Prime Hospitality Corp.                                53,250
               7.000% Conv. Sub. Notes
               04/15/2002                                         ----------
                                                                     368,494

               Consumer Growth Staples (17.4%)
200,000        Boston Chicken, Inc.                                   49,750
               0.000% Liquid Yield Option Notes
               06/01/2015
 70,000        CML Group, Inc.                                        54,600
               5.500% Conv. Sub. Deb.
               01/15/2003
 50,000        IVAX Corporation                                       53,625
               6.500% Conv. Sub. Notes
               11/15/2001
 75,000        The Olsten Corporation                                 87,187
               4.875% Conv. Sub. Notes
               05/15/2003
 45,000        Vencor, Incorporated                                   55,406
               6.000% Conv. Sub. Notes
               10/01/2002                                         ----------
                                                                     300,568
               Energy (4.8%)
35,000         Apache Corporation                                     38,500
               6.000% Conv. Euro Sub. Deb.
               01/15/2002
50,000         Oryx Energy Company                                    44,125
               7.500% Conv. Sub. Deb.
               05/15/2014                                         ----------
                                                                      82,625
See accompanying Notes to Financial Statements.

Schedule of Investments September 30, 1995
Calamos Strategic Income Fund

Principal
Amount/Number
of Shares                                                              Value
               Financial (8.6%)
$75,000        Legg Mason                                            $89,250
               5.250% Conv. Sub. Deb.
                05/01/2003
100,000        USF&G Corporation                                      59,375
               0.000% Conv. Sub. Notes
               03/03/2009                                         ----------
                                                                     148,625
               TOTAL CONVERTIBLE
               BONDS                                               1,504,394
               (Cost $1,321,984)
Convertible Preferred Stocks (8.8%)
               Capital Goods - Technology (2.1%)
  800          Corning Delaware                                       37,400
               6.000% Conv. Monthly Income
                Pref. Sec.
               Credit Cyclicals (3.3%)
  900          Great Western Financial Corporation                    56,475
               Dep. Shares, 1/5 Share 8.75%
               Cum. Conv. Pref. Stock
               Financial (3.4%)
  600          Penncorp Financial Group, Inc.                         36,300
               $3.38 Conv. Pref. Stock
  400          The Rouse Company                                      21,950
               Series A Conv. Pref. Stock                         ----------
                                                                      58,250
               TOTAL CONVERTIBLE                                     152,125
               PREFERRED STOCKS
               (Cost $147,051)
                                                                  ----------
TOTAL INVESTMENTS (95.9%)                                          1,656,519
               (Cost $1,469,034)
Common Stocks Sold Short (-35.7%)
               Basic Industries (-3.7%)
  500          Inco Limited                                         (17,125)
2,100          Riverwood International Corporation                  (47,250)
                                                                  ----------
                                                                    (64,375)
               Capital Goods - Industrial (-5.9%)
  772          Thermo Electron Corporation                          (35,802)
1,987          Thermo Instrument Systems Inc.                       (55,139)
  450          United States Filter Corporation                     (10,800)
                                                                  ----------
                                                                   (101,741)
Number of
Shares                                                                 Value
               Capital Goods-Technology (-7.9%)
  630          Corning Incorporated                                $(18,034)
1,500          EMC Corporation                                      (27,187)
  350          First Financial Management Corporation               (34,168)
  400          Integrated Device Technology                         (10,000)
1,140          Network Equipment Technologies                       (47,453)
                                                                  ----------
                                                                   (136,842)
               Consumer Cyclical (-7.0%)
  300          ADT Limited                                           (4,125)
  900          Alaska Air Group, Inc.                               (14,063)
  230          AMR Corporation                                      (16,589)
  240          Delta Air Lines, Inc.                                (16,620)
  800          Hospitality Franchise Systems, Inc.                  (41,900)
2,500          Prime Hospitality Corp.                              (25,625)
                                                                  ----------
                                                                   (118,922)
               Consumer Growth Staples (-4.7%)
  700          Boston Chicken, Inc.                                 (18,287)
  650          The Olsten Corporation                               (25,269)
1,200          Vencor, Incorporated                                 (38,400)
                                                                  ----------
                                                                    (81,956)
               Credit Cyclicals (-1.2%)
  900          Great Western Financial Corporation                  (21,375)
               Energy (-1.2%)
  800          Apache Corporation                                   (21,000)
               Financial (-4.1%)
  875          Legg Mason                                           (26,031)
  550          Penncorp Financial Group, Inc.                       (13,131)
  375          The Rouse Company                                     (8,203)
1,200          USF&G Corporation                                    (23,250)
                                                                  ----------
                                                                    (70,615)
TOTAL COMMON STOCKS                                               ----------
               SOLD SHORT                                          (616,826)
               (Proceeds $510,140)
                                                                  ----------
CASH DEPOSITS WITH CUSTODIAN                                         638,258
(INTEREST-BEARING) (36.9%)
OTHER ASSETS,
  LESS LIABILITIES (2.9%)                                             50,058
                                                                  ----------
NET ASSETS (100%)                                                 $1,728,009
                                                                  ==========
NET ASSET VALUE PER SHARE                                         $    10.72
                                                                  ==========
(161,236 shares outstanding)
See accompanying Notes to Financial Statements.

Schedule of Investments September 30, 1995
Calamos Convertible Fund
Principal
Amount                                                                 Value
Convertible Bonds (55.0%)
               Basic Industries (3.6%)
$160,000       Fieldcrest Cannon, Inc.                              $134,800
               6.000% Conv. Sub. Deb
               03/15/2012
150,000        IMC Fertilizer Group, Inc.                            160,125
               6.250% Conv. Sub. Notes
               12/01/2001
475,000        RPM, Inc.                                             201,281
               0.000% Liquid Yield Option Notes
               09/30/2012
125,000        TriMas Corporation                                    130,625
               5.000% Conv. Sub. Deb.
               08/01/2003
 80,000        Unifi, Inc.                                            80,800
               6.000% Conv. Sub. Notes
               03/15/2002                                         ----------
                                                                     707,631
               Capital Goods - Industrial (6.5%)
200,000        Albany International Corp.                            194,000
               5.250% Conv. Sub. Deb.
               03/15/2002
154,000        Cooper Industries, Inc.                               155,732
               7.050% Conv. Sub. Deb.
               01/01/2015
250,000        Thermo Electron Corporation                           375,000
               5.000% Senior Conv. Euro. Deb.
               04/15/2001
150,000        Thermo Instrument Systems, Inc.                       198,750
               3.750% Senior Conv. Euro. Deb.
               Guaranteed
               09/15/2000
400,000        WMX Technologies, Inc.                                340,000
               2.000% Conv. Sub. Notes
               01/24/2005                                         ----------
                                                                   1,263,482

               Capital Goods - Technology (15.6%)
225,000        Arrow Electronics, Inc.                               369,563
               5.750% Conv. Sub. Deb.
               10/15/2002
1,220,000      Automatic Data Processing, Inc.                        65,775
               0.000% Liquid Yield Option Notes
               02/20/2012
150,000        Compania de Telefonos de Chile S.A.                   155,437
               4.500% Conv. Sub. Deb.
               01/15/2003
195,000        Data General Corporation                              177,694
               7.750% Conv. Sub. Deb.
               06/01/2001

Principal
Amount                                                                 Value
$160,000       First Financial Management Corp.                     $240,800
               5.000% Senior Conv. Deb.
               12/15/1999
1,910,000      LM Ericsson Telephone Company                         609,350
               SKS
               4.250% American Depository Deb
               06/30/2000
510,000        Motorola, Inc.                                        466,013
               0.000% Liquid Yield Option Notes
               09/27/2013
 90,000        Sterling Software                                     146,250
               5.750% Conv. Sub. Deb.
               02/01/2003
175,000        Systems & Computer Technology Corp.                   315,000
               6.250% Conv. Sub. Deb.
               09/01/2003                                         ----------
                                                                   3,045,882
               Consumer Cyclical (12.6%)
 650,000       ADT Operations, Inc.                                  285,187
               0.000% Liquid Yield Option Notes
               07/06/2010
 270,000       AMR Corporation                                       276,413
               6.125% Conv. Sub. Quarterly
               Income Capital Securities
               11/01/2024
100,000        British Airways Plc                                   313,374
    BPS        9.750% Conv. Capital Bonds
               06/15/2005
240,000        Carnival Cruise Lines, Inc.                           334,500
               4.500% Conv. Sub. Notes
               07/01/1997
 88,000        Daily Mail and General Trust Plc                      171,311
    BPS        (Reuters Holdings PLC)
               5.750% Exch. Bonds
               09/26/2003
240,000        Delta Air Lines, Inc.                                 218,400
               3.230% Conv. Sub. Notes
               06/15/2003
395,000        The Interpublic Group of Companies, Inc.              359,450
               3.750% Conv. Sub. Euro. Deb.
               04/01/2002
175,000        MascoTech, Inc.                                       133,219
               4.500% Conv. Sub. Deb.
               12/15/2003
190,000        McKesson Corp.                                        171,950
               4.500% Conv. Sub. Deb.
               03/01/2004
270,000        Office Depot, Inc.                                    186,300
               0.000% Liquid Yield Option Notes
               11/01/2008                                         ----------
                                                                   2,450,104
See accompanying Note to Schedule of Investments.

Schedule of Investments September 30, 1995
Calamos Convertible Fund

Principal
Amount                                                                 Value
               Consumer Growth Staples (6.5%)
$625,000       Elan International Finance, Ltd.                     $292,188
               0.000% Liquid Yield Option Notes
               10/16/2012
160,000        Hasbro, Inc.                                          177,000
               6.000% Conv. Sub. Notes
               11/15/1998
250,000        Hollinger Inc.                                         76,875
               0.000% Liquid Yield Option Notes
               10/05/2013
715,000        News America Holdings Incorporated                    326,218
               0.000% Liquid Yield Option Notes
               03/11/2013
175,000        The Olsten Corporation                                203,438
               4.875% Conv. Sub. Deb.
               05/15/2003
183,700        Time Warner Inc.                                      191,967
               8.750% Conv. Sub. Deb.
               01/10/2015                                         ----------
                                                                   1,267,686
               Energy (1.9%)
230,000        Pennzoil Company (Chevron)                            278,013
               6.500% Exch. Senior Deb.
               01/15/2003
 90,000        Snyder Oil Corporation                                 82,463
               7.000% Conv. Sub. Notes
               05/15/2001                                         ----------
                                                                     360,476
               Financial (8.3%)
180,000        BCP Bank & Trust Co. (Cayman), Ltd.                   239,687
               ECS
               8.750% Guaranteed
               Sub. Conv. Bonds
               05/21/2002
145,000        Cincinnati Financial Corporation                      177,987
               5.500% Conv. Senior Deb.
               05/01/2002
165,000        Developers Diversified Realty Corp.                   162,319
               7.000% Conv. Sub. Deb.
               08/15/1999
440,000        Fifth Third Bancorp                                   447,700
               4.250% Conv. Sub. Notes
               01/15/1998
260,000        Leucadia National Corporation                         288,600
               5.250% Conv. Sub. Deb.
               02/01/2003
100,000        The Mitsubishi Bank,  Limited                         104,750
               3.000% Exch. Guaranteed Notes
               11/30/2002
Principal
Amount/Number
of Shares                                                              Value
$924,000       Societe Generale                                     $203,235
     FRS       3.500% Conv. Deb
               01/01/2000                                         ----------
                                                                   1,624,278
               TOTAL CONVERTIBLE                                  ----------
               BONDS                                             $10,719,539
               (Cost $9,321,652)
Convertible Preferred Stocks (21.0%)
               Basic Industries (1.4%)
   5,550       James River Corporation of Virginia                   277,500
               Dep. Shares, 1/100 Share
               Series P 9.000% Cum. Conv. Pref. Stock
               Capital Goods - Industrial (2.0%)
   3,800       Ford Motor Company                                    386,175
               Dep. Shares, 1/1000 Share
               Series A Cum. Conv. Pref. Stock
               Capital Goods - Technology (2.8%)
   6,550       General Motors Corporation                            424,931
               Series C Dep. Shares,
               1/10 Series C Conv. Pref. Stock
   2,900       Salomon, Inc.                                         123,250
               6.750% DEC (Digital Equipment
               Corporation) Common Equity-Linked
               Securities, Due 08/02/1996                         ----------
                                                                     548,181
               Consumer Growth Staples (0.4%)
   3,000       FHP International Corp.                                71,250
               Series A Cum. Conv. Pref. Stock
               Consumer Staples (3.2%)
   8,800       ConAgra, Inc.                                         354,200
               $25 Class E Cum. Conv. Voting
               Pref. Stock
  40,600       RJR Nabisco Holding Corp.                             274,050
               Series C Dep. Shares,
               1/10 Series C Conv. Pref.  Stock                   ----------
                                                                     628,250
               Financial (11.2%)
  2,000        Citicorp                                              389,000
               $5.375 Dep. Shares, 1/2000 Share
               Conv. Pref. Stock, Series 13
  7,780        First Chicago Corporation                             499,865
               Dep. Shares, 1/100 Share 5.750%
               Cum. Conv. Pref. Stock, Series B
See accompanying Note to Schedule of Investments.

Schedule of Investments September 30, 1995
Calamos Convertible Fund

Number of
Shares                                                                 Value
     145       Jardine Strategic Holdings Limited                   $148,625
               7.500% Conv. Cum. Pref. Shares
   2,715       The Rouse Company (a)                                 148,985
               Series A Conv. Pref. Stock
   5,300       St. Paul Capital LLC                                  310,050
               6.00%  Conv. Monthly Income Pref. Sec.
   6,000       Public Storage, Inc.                                  182,250
               $2.06 Conv. Pref. Stock
   5,300       The Travelers Inc.                                    392,200
               5.500% Conv. Pref. Stock, Series B
     750       Webster Financial Corporation                         113,063
               Series B 7.500% Cum.
               Conv. Pref. Stock                                  ----------
                                                                   2,184,038
               TOTAL CONVERTIBLE                                   4,095,394
               PREFERRED STOCKS
               (Cost $3,431,672)
Common Stocks (11.6%)
               Capital Goods - Industrial (1.1%)
  4,200        Chrysler Corporation                                  222,600
               Capital Goods - Technology (2.3%)
 14,531        Alcatel Alsthom ADR                                   247,027
  2,000        International Business  Machines                      188,750
                                                                  ----------
                                                                     435,777
               Consumer Growth Staples (4.2%)
  3,000        Gannett Company, Inc.                                 163,875
  3,100        Eli Lilly & Company                                   278,612
 11,000        Reebok International Ltd.                             378,125
                                                                  ----------
                                                                     820,612
               Consumer Staples (1.5%)
  5,700        Pepsico, Inc.                                         290,700
               Credit Cyclicals (2.5%)
  7,000        Federal Home Loan Mortgage Corp.                      483,875
                                                                  ----------
               TOTAL COMMON STOCKS                                 2,253,564
                 (Cost $1,679,749)
Call Options (1.9%)
               Capital Goods - Technology (0.2%)
     25        International Business Machines (a)                    45,625
               Long Term Equity Anticipation Securities
               Expiring 01/16/1998 Strike Price 100
Number of
Shares/Principal
Amount                                                                 Value
               Consumer Growth Staples (1.2%)
     50        Bristol Myers Squibb (a)                              $54,375
               Long Term Equity Anticipation Securities
               Expiring 01/18/1997 Strike Price 65
    105        Johnson & Johnson (a)                                 181,125
               Long Term Equity Anticipation Securities
               Expiring 01/19/1996 Strike Price 60                ----------
                                                                     235,500
               Credit Cyclicals (0.4%)
     30        Federal National Mortgage Association. (a)             82,125
               Long Term Equity Anticipation Securities
               Expiring 01/18/1997 Strike Price 80
               Energy (0.1%)
    30         Tenneco, Inc. (a)                                      14,625
               Long Term Equity Anticipation  Securities
               Expiring 01/18/1997 Strike Price 45
                                                                  ----------
               TOTAL CALL OPTIONS                                    377,877
                 (Cost $201,636)
U.S. Government Securities (6.6%)
$850,000       United States Treasury Notes                          868,853
               7.000% 04/15/1999
 100,000       United States Treasury Notes                          102,687
               8.000% 01/15/1997
 300,000       United States Treasury Notes                          306,375
               7.500% 01/31/1997
               TOTAL U.S. GOVERNMENT                              ----------
               SECURITIES                                          1,277,915
               (Cost $1,271,453)
                                                                  ----------
TOTAL INVESTMENTS (96.1%)                                         18,724,287
               (Cost $15,906,162)
CASH DEPOSIT WITH CUSTODIAN                                          763,746
(INTEREST-BEARING) (3.8%)
OTHER ASSETS, LESS
LIABILITIES (0.1%)                                                     5,134
                                                                  ----------
NET ASSETS (100%)                                               $ 19,493,167
                                                                ============
NET ASSET VALUE PER SHARE                                       $      14.36
                                                                ============
(1,357,439 shares outstanding)

Note to Schedule of Investments
(a) Non-income producing security
See accompanying Notes to Financial Statements.

Schedule of Investments September 30, 1995
Calamos Growth and Income Fund
Principal
Amount                                                                 Value
Convertible Bonds (36.6%)
               Basic Industries (5.8%)
$30,000        Guilford Mills, Inc.                                  $29,550
               6.000% Conv. Sub. Deb.
               09/15/2012
 40,000        IMC Fertilizer Group, Inc.                             42,700
               6.250% Conv. Sub. Notes
               12/01/2001
 40,000        Inco Limited                                           52,400
               5.750% Conv. Deb
               07/01/2004
 50,000        Riverwood International Corporation                    66,000
               6.750% Conv. Sub. Notes
               09/15/2003
 40,000        Unifi, Inc.                                            40,400
               6.000% Conv. Sub. Notes
               03/15/2002                                         ----------
                                                                     231,050
               Capital Goods - Industrial (8.6%)
 50,000        Browning-Ferris Industries, Inc.                       49,937
               6.250% Conv. Sub. Deb.
               08/15/2012
 70,000        Thermo Instrument Systems Inc.                         92,750
               3.750% Senior Conv. Euro.
               Deb. Guaranteed
               09/15/2000
 30,000        Titan Wheel International Inc.                         41,100
               4.750% Conv. Sub. Notes
               12/01/2000
 50,000        USA Waste Services, Inc.                               73,563
               8.500% Conv. Sub. Deb.
               10/15/2002
100,000        WMX Technologies, Inc.                                 85,000
               2.000% Conv. Sub. Notes
               01/24/2005                                         ----------
                                                                     342,350
               Capital Goods - Technology (7.9%)
280,000        Automatic Data Processing, Inc.                       129,850
               0.000% Liquid Yield Option Notes
               02/20/2012
115,000        Motorola, Inc.                                        105,081
               0.000% Liquid Yield Option Notes
               09/27/2013
 45,000        Systems & Computer Technology Corp.                    81,000
               6.250% Conv. Sub. Deb.
               09/01/2003                                         ----------
                                                                     315,931
               Consumer Cyclical (5.4%)
 35,000        Air Express International Corporation                  40,775
               6.000% Conv. Sub. Deb.
               01/15/2003

Principal
Amount/Number
of Shares                                                              Value
$82,000        AMR Corporation                                       $83,947
               6.125% Conv. Sub. Quarterly
               Income Capital Securities
               11/01/2024
 50,000        Delta Air Lines, Inc.                                  45,500
               3.230% Conv. Sub. Notes
               06/15/2003
 50,000        The Interpublic Group of  Companies, Inc.              45,500
               3.750% Conv. Sub. Euro. Deb.
               04/01/2002                                         ----------
                                                                     215,722

               Consumer Growth Staples (4.0%)
 30,000        Bindley Western Industries, Inc.                       32,513
               6.500% Conv. Sub. Deb.
               10/01/2002
 75,000        The Olsten Corporation                                 87,187
               4.875% Conv. Sub. Deb.
               05/15/2003
 38,400        Time Warner Inc.                                       40,128
               8.750% Conv. Sub. Deb.
               01/10/2015                                         ----------
                                                                     159,828
               Energy (0.7%)
 30,000        Pennzoil Company (Chevron)                             28,425
               4.750% Exch. Senior Deb.
               10/01/2003
               Financial (4.2%)
104,000        Fifth Third Bancorp                                   105,820
               4.250% Conv. Sub. Notes
               01/15/1998
150,000        Fremont General Corp.                                  59,438
               0.000% Liquid Yield Option Notes
               10/12/2013                                         ----------
                                                                     165,258
                 TOTAL CONVERTIBLE                                ----------
                 BONDS                                             1,458,564
               (Cost $1,299,377)
Convertible Preferred Stocks (20.5%)
               Capital Goods - Technology (6.5%)
  1,700        General Motors Corporation                            110,288
               Series C Dep. Shares,
               1/10 Series C Conv. Pref. Stock
  1,600        LCI International                                      82,600
               5.000% Cum. Conv. Exch.
                Pref. Stock
  1,500        Lehman Brothers Holdings Inc.                          67,312
               7.250% Oracle Yield Enhanced
               Equity Linked Debt Securities Due 1996             ----------
                                                                     260,200
See accompanying Note to Schedule of Investments.

Schedule of Investments September 30, 1995
Calamos Growth and Income Fund

Number of
Shares                                                                 Value
               Consumer Staples (3.0%)
    3,000      ConAgra, Inc.                                        $120,750
               $25 Class E Cum. Conv. Voting Pref. Stock
               Energy (1.0%)
    1,100      Reading & Bates Corporation                            39,600
               $1.625 Conv. Pref. Stock
               Financial (10.0%)
     600       Citicorp                                              116,700
               $5.375 Dep. Shares, 1/2000 Share
               Conv. Pref. Stock, Series 13
     575       First Bank System, Inc.                                47,078
               $3.5625 Cum. Conv. Pref. Stock
   2,000       First USA                                              94,500
               6.250% Pref. Redeemable Increased
               Dividend Equity Securities,
               Conv. Pref. Stock
   1,100       Olympic Financial Ltd.                                138,600
               8.000% Cum. Conv. Exch. Pref. Stock                ----------
                                                                     396,878
                                                                  ----------
               TOTAL CONVERTIBLE                                     817,428
               PREFERRED STOCKS
               (Cost $550,165)
Common Stocks (6.9%)
               Capital Goods - Technology (3.4%)
   3,000       Digital Equipment Corporation (a)                     136,875
               Consumer Growth Staples (1.7%)
     750       Eli Lilly & Company                                    67,406
               Consumer Staples (1.8%)
   2,500       UST, Inc.                                              71,563
                                                                  ----------
               TOTAL COMMON STOCKS                                   275,844
               (Cost $219,938)
Call Options (6.6%)
               Capital Goods - Industrial (0.9%)
     20        American Home Products Corp. (a)                       34,500
               Long Term Equity Anticipation  Securities
               Expiring 01/18/1997 Strike Price 70

               Capital Goods - Technology (0.6%)
     11        Apple Computer (a)                                     10,038
               Long Term Equity Anticipation Securities
               Expiring 01/17/1998 Strike Price 40
      8        International Business Machines (a)                    14,600
               Long Term Equity Anticipation Securities
               Expiring 01/17/1998 Strike Price 100               ----------
                                                                      24,638

Number of
Shares/Principal
Amount                                                                 Value
               Consumer Growth Staples (3.6%)
     32        Bristol Myers Squibb (a)                              $34,800
               Long Term Equity Anticipation  Securities
               Expiring 01/18/1997 Strike Price 65
     30        Johnson & Johnson (a)                                  51,750
               Long Term Equity Anticipation  Securities
               Expiring 01/18/1997 Strike Price 60
     40        Merck & Co. (a)                                        55,000
               Long Term Equity Anticipation Securities
               Expiring 01/18/1997 Strike Price 45                ----------
                                                                     141,550
               Consumer Staples (1.2%)
     35        Pepsico, Inc. (a)                                      46,813
               Long Term Equity Anticipation Securities
               Expiring 01/18/1997 Strike Price 40
               Energy (0.3%)
     55        Occidental Petroleum Corp. (a)                         12,034
               Long Term Equity Anticipation Securities
               Expiring 01/18/1997 Strike Price 22.5
                                                                  ----------
               TOTAL CALL OPTIONS                                    259,535
               (Cost $148,220)
U.S. Government Securities (26.3%)
$230,000       United States Treasury Notes                          235,101
               7.000% 04/15/1999
 800,000       United States Treasury Notes                          812,000
                                                                  ----------
               6.875% 03/31/1997
               TOTAL U.S. GOVERNMENT
               SECURITIES                                          1,047,101
               (Cost $1,034,997)
                                                                  ----------
TOTAL INVESTMENTS (96.9%)                                          3,858,472
               (Cost $3,252,698)
CASH DEPOSITS WITH CUSTODIAN                                          76,549
(INTEREST-BEARING) (1.9%)
OTHER ASSETS, LESS
   LIABILITIES (1.2%)                                                 46,325
                                                                  ----------
NET ASSETS (100%)                                                 $3,981,346
                                                                  ==========
NET ASSET VALUE PER SHARE                                         $    14.66
                                                                  ==========
(271,504 shares outstanding)

Note to Schedule of Investments
(a) Non-income producing security
See accompanying Notes to Financial Statements.

Schedule of Investments September 30, 1995
Calamos Growth Fund
Number
of Shares      Value
Common Stocks (90.5%)
               Basic Industries (4.8%)
  700          Cabot Corporation                                     $37,187
5,000          Chart Industries, Inc.                                 43,750
2,400          NL Industries, Inc. (a)                                39,600
                                                                  ----------
                                                                     120,537
               Capital Goods - Industrial (14.5%)
3,000          Data I/O Corporation (a)                               26,250
2,000          Esterline Technologies Corporation (a)                 54,750
2,000          FSI International Incorporated (a)                     66,500
1,300          Graco Incorporated                                     44,363
  800          Helix Technology Corporation                           37,000
1,200          Measurex Corporation                                   41,100
1,100          United Waste Systems, Inc. (a)                         45,925
1,800          Zygo Corporation (a)                                   50,850
                                                                  ----------
                                                                     366,738
               Capital Goods - Technology (26.7%)
  330          Broderbund Software (a)                                25,121
2,000          Brooktree Corporation (a)                              40,000
1,200          Burr Brown Corporation (a)                             44,700
1,100          Cadence Design Systems, Inc. (a)                       43,175
1,500          Cincinnati Bell, Inc.                                  40,500
1,600          Hadco Corporation (a)                                  43,600
2,800          II-VI, Inc. (a)                                        53,200
3,100          Lo-Jack Corporation (a)                                51,150
  600          McDonnell Douglas Corporation                          49,650
1,800          Optical Data Systems, Inc. (a)                         70,200
  850          Sanmina Corporation (a)                                40,587
1,500          SPSS, Inc. (a)                                         25,875
1,900          Trident Microsystems, Inc. (a)                         41,325
  550          U.S. Robotics Holding Corp.                            46,888
1,200          Xilink Corporation (a)                                 57,750
                                                                  ----------
                                                                     673,721
               Consumer Cyclical (2.4%)
1,200          Sunglass Hut International, Inc. (a)                   60,000
               Consumer Growth Staples (18.2%)
1,000          Amgen, Inc. (a)                                        49,875
1,300          ConMed Corporation (a)                                 42,575
  900          Diagnostic Product Corporation                         34,650
1,200          General Nutrition Co., Inc. (a)                        54,600
  748          Nellcor Puritan Bennett, Inc. (a)                      37,213
2,000          Nu Kote Holding Incorporated (a)                       43,500
  900          Pulitzer Publishing Company                            46,575
1,300          Renal Treatment Centers, Inc. (a)                      48,100
  950          Schering Plough Corporation                            48,925
3,100          Veterinary Centers of America, Inc. (a)                52,700
                                                                  ----------
                                                                     458,713

Number
of Shares      Value
               Credit Cyclicals (1.5%)
3,640          D.R. Horton Incorporated (a)                          $39,130
               Energy (5.3%)
1,500          Canadian Occidental Petroleum                          47,625
4,000          Reading & Bates Corporation (a)                        48,000
1,200          Sonat Offshore Drilling, Inc.                          39,150
                                                                  ----------
                                                                     134,775
               Financial (15.3%)
1,300          Allstate Corporation                                   45,987
  800          Chemical Banking Corporation                           48,700
  400          CNA Financial Corporation (a)                          42,400
1,500          Foothill Group Incorporated                            44,813
2,000          Olympic Financial Limited (a)                          54,750
1,300          Quick & Reilly Group Incorporated                      59,638
  800          Union Bank                                             42,400
  700          United Companies Financial  Corporation                47,775
                                                                  ----------
                                                                     386,463
               Transportation (1.8%)
1,400          Stolt Nielsen                                          44,800
                                                                  ----------
               TOTAL COMMON STOCKS                                 2,284,877
               (Cost $1,939,892)
                                                                  ----------
TOTAL INVESTMENTS (90.5%)                                          2,284,877
               (Cost $1,939,892)

CASH DEPOSITS WITH CUSTODIAN                                         356,529
(INTEREST-BEARING) (14.1%)
LIABILITIES, LESS OTHER
  ASSETS (-4.6%)                                                   (117,902)
                                                                  ----------
NET ASSETS (100%)                                                 $2,523,504
                                                                  ==========
NET ASSET VALUE PER SHARE                                         $    17.70
                                                                  ==========
(142,576 shares outstanding)

Note to Schedule of Investments
(a) Non-income producing security
See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
September 30, 1995
                                                          Strategic               Growth and
                                                             Income  Convertible      Income       Growth
ASSETS                                                         Fund         Fund        Fund         Fund
Investments, at value (cost $1,469,034, $15,906,162,
$3,252,698 and $1,939,892 respectively)                 $1,656,519   18,724,287   3,858,472    2,284,877
Cash with custodian (interest-bearing)                     638,258      763,746      76,589      356,529
Accrued interest and dividends receivable                   24,298      142,003      52,332        2,336
Receivable for investments sold                             30,822           --          --       53,928
Receivable for Fund shares sold                                 --        5,120          --           --
Receivable from Adviser                                      1,193           --          --           --
                                                        ----------   ----------  ----------   ----------
   Total Assets                                          2,351,090   19,635,156   3,987,393    2,697,670
                                                        ----------   ----------  ----------   ----------
LIABILITIES AND NET ASSETS
Common stocks sold short, at value
   (proceeds $510,140)                                     616,826           --          --           --
Payable for investments purchased                               --      100,000          --      171,116
Payable for Fund shares redeemed                                --       10,816          --           --
Payable to investment adviser                                   --       13,591       2,598          378
Accounts payable and accrued liabilities                     5,543        9,700       2,677        1,692
Payable to distributor                                         712        7,882         772          980
                                                        ----------    ---------- ----------   ----------
   Total Liabilities                                       623,081      141,989       6,047      174,166
                                                        ----------    ---------- ----------   ----------
NET ASSETS                                              $1,728,009   19,493,167   3,981,346    2,523,504
                                                        ==========   ==========  ==========   ==========
SHARES OUTSTANDING,  NO PAR VALUE                          161,236    1,357,439     271,504      142,576

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance
   of shares over amounts paid on redemptions
   of shares on account of capital                      $1,745,511   15,615,856   3,248,852    1,812,797
Undistributed net investment income (loss)                  13,981      127,883       5,202      (15,220)
Accumulated net realized gain (loss) on investments       (112,281)     931,303     121,518      380,942
Unrealized appreciation of investments                      80,798    2,818,125     605,774      344,985
                                                        ----------    ---------- ----------   ----------
NET ASSETS APPLICABLE TO
SHARES OUTSTANDING                                      $1,728,009   19,493,167   3,981,346    2,523,504
                                                        ==========   ==========  ==========   ==========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE AT SEPTEMBER 30, 1995                          $10.72        14.36       14.66        17.70
                                                        ==========   ==========  ==========   ==========
MAXIMUM OFFERING PRICE PER
SHARE AT SEPTEMBER 30, 1995
(Net asset value, plus 4.99% of net asset
   value or 4.75% of offering price)                        $11.25        15.08       15.39        18.58
                                                        ==========   ==========  ==========   ==========
See accompanying Notes to Financial Statements.

Statement of Operations
Six Months Ended September 30, 1995
                                                          Strategic               Growth and
                                                             Income  Convertible      Income       Growth
                                                               Fund         Fund        Fund         Fund
INVESTMENT INCOME
Interest                                                   $69,401      283,684      76,604        3,317
Dividends                                                    3,566      119,281      18,025        8,924
                                                        ----------    ---------- ----------   ----------
   Total Investment Income                                  72,967      402,965      94,629       12,241
                                                        ----------    ---------- ----------   ----------
EXPENSES
Investment advisory fees                                     7,727       67,830      15,149       10,424
Distribution fees                                            5,151       45,220      10,099        5,212
Transfer agent fees                                            502        4,404       1,090          405
Custodian fees                                               1,200        1,775         690        1,665
Trustees' fees                                               1,800        1,800       1,800        1,800
Registration fees                                            3,009        3,008       3,009        3,009
Audit and legal fees                                        13,311       14,891      10,253        8,775
Dividends paid on short sales                                2,787           --          --           --
Other                                                        3,558          601         595        5,498
                                                        ----------    ---------- ----------   ----------
   Total Expenses                                           39,045      139,529      42,685       36,788
   Less expense reimbursement                               15,654           --       2,289       15,940
                                                        ----------    ---------- ----------   ----------
   Net Expenses                                             23,391      139,524      40,396       20,848
                                                        ----------    ---------- ----------   ----------

NET INVESTMENT INCOME (LOSS)                                49,576      263,436      54,233       (8,607)
                                                        ----------    ---------- ----------   ----------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments
   (including options)                                      34,778    1,059,076     166,635      379,989
Change in unrealized appreciation
   of investments                                           83,052    1,506,250     435,898      102,146
                                                        ----------    ---------- ----------   ----------

NET GAIN ON INVESTMENTS                                    117,830    2,565,326     602,533      482,135
                                                        ----------    ---------- ----------   ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                 $167,406   $2,828,762    $656,766     $473,528
                                                        ==========   ==========  ==========   ==========
See accompanying Notes to Financial Statements

Statement of Changes in Net Assets
Six Months Ended September 1995 and
Eleven Months Ended March 1995
                                                             Strategic Income                        Convertible
                                                                   Fund                      Fund
                                                    Six     Eleven           Six      Eleven
                                                 Months      Months       Months      Months
                                                  Ended       Ended        Ended       Ended
                                             Sept. 1995  March 1995   Sept. 1995  March 1995
OPERATIONS
Net investment income (loss)                   $49,576     $94,396      $263,436     503,795
Net realized gain (loss) on
  investments (including options)               34,778    (155,395)   1,059,076     213,470
Change in unrealized appreciation
 or depreciation of investments                 83,052      45,822    1,506,250    (196,110)
                                             ----------  ----------   ----------  ----------
Increase (decrease) in net
    assets resulting from
     operations                                167,406     (15,177)   2,828,762     521,155
                                             ----------  ----------   ----------  ----------

DISTRIBUTIONS
TO SHAREHOLDERS
Net investment income                          (44,511)    (85,480)    (240,712)   (418,340)
Net realized gains                                   --    (51,727)           --   (728,776)
In excess of net realized gains                      --          --           --   (155,203)
                                             ----------  ----------   ----------  ----------
Total distributions                            (44,511)   (137,207)    (240,712) (1,302,319)
                                             ----------  ----------   ----------  ----------

INCREASE (DECREASE) IN
NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS                          (605,741)   (640,875)     259,094     404,270

TOTAL  INCREASE (DECREASE)
  IN NET ASSETS                               (482,846)   (793,259)   2,847,144    (376,894)

NET ASSETS
Beginning of period                           2,210,855   3,004,114   16,646,023  17,022,917
                                             ----------  ----------   ----------  ----------

End of period                                $1,728,009  $2,210,855  $19,493,167 $16,646,023
                                             ==========  ==========  =========== ===========
Undistributed net
     investment income (loss)                    13,981      8,916       127,883    105,159

                                                               Growth and Income             Growth
                                                        Fund                     Fund
                                                    Six      Eleven          Six      Eleven
                                                 Months      Months       Months      Months
                                                  Ended       Ended        Ended       Ended
                                             Sept. 1995  March 1995   Sept. 1995  March 1995
OPERATIONS
Net investment income (loss)                     54,233     108,513      (8,607)       2,814
Net realized gain (loss) on
  investments (including options)              166,635     (68,857)     379,989        8,858
Change in unrealized appreciation
 or depreciation of investments                435,898      43,863      102,146     (55,489)
                                             ----------  ----------   ----------  ----------
Increase (decrease) in net
    assets resulting from
     operations                                656,766      83,519      473,528     (43,817)
                                             ----------  ----------   ----------  ----------

DISTRIBUTIONS
TO SHAREHOLDERS
Net investment income                          (70,549)   (102,250)      (9,427)          --
Net realized gains                                   --   (107,236)      (9,427)    (18,542)
In excess of net realized gains                      --          --           --          --
                                             ----------  ----------   ----------  ----------
Total distributions                            (70,549)   (209,486)     (18,854)    (18,542)
                                             ----------  ----------   ----------  ----------

INCREASE (DECREASE) IN
NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS                          (457,430)   (684,138)     278,220    (236,499)

TOTAL  INCREASE (DECREASE)
  IN NET ASSETS                                128,787    (810,105)     732,894    (298,858)

NET ASSETS
Beginning of period                           3,852,559   4,662,664    1,790,610   2,089,468
                                             ----------  ----------   ----------  ----------

End of period                                $3,981,346  $3,852,559   $2,523,504  $1,790,610
                                             ==========  ==========   ==========  ==========
Undistributed net
     investment income (loss)                     5,202     21,518      (15,220)       2,814

See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 -- Organization and Significant Accounting Policies

Organization - CFS Investment Trust, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of four series, Calamos Strategic Income Fund, Calamos Convertible Fund, Calamos Growth and Income Fund and Calamos Growth Fund. In 1995, the Trust changed its fiscal year end for financial reporting and income tax purposes from April 30 to March 31.

Portfolio Valuation - The Funds value their portfolio securities on the basis of market valuation. If no such valuation is readily available, investments and other assets are valued at fair value as determined by the Board of Trustees.

Investment Transactions and Investment Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are reported on an identified cost basis. Realized foreign exchange gains of $24,454 and unrealized foreign exchange losses of $120,838 incurred by the Convertible Fund are included as a component of net realized gains and losses on investments and in unrealized appreciation and depreciation in investments, respectively. Interest income is recognized using the accrual method and includes amortization of original issue discount. Dividend income is recognized on the ex-dividend date.

Federal Income Taxes - No provision has been made for Federal income taxes since the Funds each elect to be taxed as a "regulated investment company" and have made such distributions to shareholders as to be relieved of all Federal income taxes.

Dividends - Dividends payable to its shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Note 2 -- Investment Adviser and Transactions with Affiliates

Pursuant to an investment advisory agreement with Calamos Asset Management, Inc. ("CAM"), the Funds pay a monthly investment advisory fee based on the average daily net assets of the Funds and is computed as follows: The Strategic Income Fund, Convertible Fund, and Growth and Income Fund fees are based on 0.75% of the first $150 million of each Fund's average daily net assets and 0.50% of each Fund's average daily net assets in excess of $150 million. The Growth Fund's fee is based on 1.00% of the first $150 million of average daily net assets and 0.75% of average daily net assets in excess of $150 million.

CAM has voluntarily undertaken to limit normal operating expenses of the Strategic Income Fund, Growth and Income Fund and Growth Fund to 2% of average daily net assets through August 31, 1996. For the six months ended September 30, 1995, CAM waived or absorbed expenses of $15,654, $2,288 and $15,939, respectively, for those Funds.

While serving as Transfer Agent of the Funds, CAM assumed all expenses of personnel, office space, office facilities and equipment incidental to such service.

While serving as Distributor, Calamos Financial Services, Inc. ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby CFS is paid an annual service fee of 0.25% and an annual distribution fee of 0.25% of the Fund's average daily net assets. In return, CFS bears all expenses incurred in the distribution and promotion of each Fund's shares. Except for the Convertible Fund, all Funds adopted this plan at inception. This plan was adopted by the Convertible Fund effective May 1, 1992.

During the six months ended March 31, 1995, CFS received commissions of $94, $1,277, $794 and $440 from the sale of Strategic Income Fund, Convertible Fund, Growth and Income Fund and Growth Fund shares, respectively.

Portfolio transactions for the Fund have been executed through CFS, consistent with the Fund's policy of obtaining best price and execution. During the six months ended September 30, 1995, the Strategic Income Fund, Convertible Fund, Growth and Income Fund, and Growth Fund paid brokerage commissions to CFS on purchases and sales of securities in the amount of $2,534, $6,422, $2,109 and $8,630, respectively. It is management's opinion that commission rates charged to the Funds by CFS are consistent with those charged to comparable unaffiliated customers in similar transactions.

CAM and CFS are wholly owned by John P. Calamos, who is a trustee and an officer of the Trust.

Note 3 -- Investments

Purchases and sales of investments other than short-term obligations in the Funds for the six months ended September 30, 1995, are as follows:

                                       Strategic Income      Convertible   Growth and Income         Growth
                                                   Fund             Fund                Fund           Fund
Purchases                                      $714,686        4,633,936             828,510      2,230,193
Proceeds from sales                          $1,582,841        4,745,626           1,135,397      2,095,385

The following information is based on the cost basis of investments for
Federal income tax purposes at September 30, 1995:
                                       Strategic Income      Convertible   Growth and Income         Growth
                                                   Fund             Fund                Fund           Fund
Cost basis of investments                   $ 1,469,034       15,906,162           3,252,698      1,939,892
Gross unrealized appreciation                  $193,960        3,085,758             634,435        370,130
Gross unrealized depreciation                  $(6,475)        (267,633)            (28,661)       (25,145)
Net unrealized appreciation                 $   187,485        2,818,125             605,774        344,985

Note 4 -- Short Sales

Securities sold short represent obligations to purchase the securities at a future date at then prevailing prices. These transactions result in off-balance-sheet risk, i.e., the risk that the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. To the extent a Fund owns equivalent securities, the off-balance-sheet risk is offset. During the six months ended September 30, 1995, the Strategic Income Fund incurred losses of $87,449 on short sales that are classified with net realized loss on investments. No other fund engaged in short sales during the six months ended September 30, 1995.

Note 5 -- Interest Bearing Cash Deposit with Custodian

The Funds have entered into an arrangement with the custodian, Prudential Securities, Inc., whereby each Fund is entitled to the current broker call rate minus one percent on the average daily cash balances on deposit with the custodian. During the six months ended September 30, 1995, the Strategic Income Fund, Convertible Fund, Growth and Income Fund, and Growth Funds earned $16,609, $10,936, $4,100 and $3,317, respectively, in interest income under this arrangement.

Note 6-- Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

                                            Strategic Income        Convertible         Growth and Income               Growth
                                                  Fund                   Fund                     Fund                   Fund
                                         Shares      Dollars      Shares      Dollars      Shares      Dollars     Shares   Dollars
Six months ended
September 30, 1995
Shares sold                               1,186      $12,557      91,675   $1,259,779      12,443     $166,408     23,346  $387,925
Shares issued in reinvestment
  of distributions                        2,764       29,366      15,134      210,977       4,209       58,790      1,073    16,775
Less shares redeemed                   (60,894)    (647,664)    (90,702)  (1,211,662)    (49,064)    (682,628)    (8,157) (126,480)
                                       --------     --------    --------   ----------    --------     --------   --------  --------
Increase (decrease)                    (56,944)   $(605,741)      16,107     $259,094    (32,412)   $(457,430)     16,262  $278,220
                                       ========     ========    ========   ==========    ========    =========   ========  ========
                                           Strategic Income         Convertible           Growth and Income            Growth
                                                 Fund                     Fund                    Fund                   Fund
                                         Shares      Dollars      Shares      Dollars      Shares      Dollars     Shares   Dollars
Eleven months ended
March 31, 1995
Shares sold                              15,940     $166,815      88,293   $1,092,742      37,050     $462,503     13,885  $198,053
Shares issued in reinvestment
     of distributions                     8,348       85,005      77,835      943,984       9,384      115,464        622     8,796
Less shares redeemed                   (86,703)    (892,695)   (130,719)  (1,632,456)   (101,909)  (1,262,105)   (31,598) (443,348)
                                       --------     --------    --------   ----------    --------     --------   --------  --------
Increase (decrease)                    (62,415)   $(640,875)      35,409     $404,270    (55,475)   $(684,138)   (17,091)$(236,499)
                                       ========     ========    ========   ==========    ========    =========   ========  ========
Note 7 -- Organization Costs

Costs amounting to $16,860, and $13,463 were paid by CAM in connection with the organization of the Strategic Income Fund and Growth Fund, respectively. The organization costs are being amortized and repaid over a period ending five years from the commencement of each Fund's operations.

Abbreviations

ADRs: American Depository Receipts     Cum.: Cumulative        Exch.: Exchangeable
ADSs: American Depository Shares       Deb.: Debenture         Noncum.: Noncumulative
Dep.: Depository                       Pref.: Preferred        Euro.: Eurobond
Sub.: Subordinated                     Conv.: Convertible

Foreign Currency Abbreviations

BPS: British Pound Sterling            ECS: European Currency Unit
DMS: Deutsche Mark                     FRS: French Franc
SKS: Swedish Krona

Financial Highlights

Selected data for a share outstanding throughout the period is as follows:

Calamos Strategic Income Fund
                                                         Six    Eleven
                                                      Months    Months
                                                       Ended     Ended                                             Sept. 4, 1990
                                                              Sept. 30,March 31,                    Year Ended April 30,        to
                                                        1995      1995      1994      1993      1992  April 30, 1991
Net asset value, beginning of period                  $10.13   $10.71    $10.96     $10.58    $10.60   $10.00
Income from investment operations:
     Net investment income                              .29       .40       .36       .39       .59       .40
     Net realized and unrealized gain (loss)
        on investments                                   .54     (.43)      .11       .79       .46       .61
                                                     ------    ------    ------    ------    ------    ------
        Total from investment operations                .83      (.03)      .47      1.18      1.05      1.01
                                                     ------    ------    ------    ------    ------    ------

Less distributions
     Dividends from net investment income              (.24)     (.36)     (.41)     (.41)     (.51)     (.40)
     Dividends from net realized capital gains           --      (.19)     (.31)     (.39)     (.56)     (.01)
                                                     ------    ------    ------    ------    ------    ------

        Total distributions                            (.24)     (.55)     (.72)     (.80)    (1.07)     (.41)
                                                     ------    ------    ------    ------    ------    ------

Net asset value, end of period                       $10.72    $10.13    $10.71    $10.96    $10.58     $10.60
                                                     ======    ======    ======    ======    ======    ======
Total return (c)                                        8.2%    (0.2)%      4.2%     11.5%     10.5%     10.2%
Ratios and supplemental data:
     Net assets, end of period (000)                 $1,728    $2,211    $3,004    $2,522    $1,410    $  595
     Ratio of expenses to average net assets (a)(b)    2.3%*     2.4%*      2.2%      2.3%      2.5%     2.6%*
     Ratio of net investment income to average
     net assets                                        4.8%*     4.0%*      3.2%      3.9%      5.3%     6.6%*
     Portfolio turnover rate                          70.8%*     59.9%     79.4%     73.8%     97.0%   108.9%*

--------------------
(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 1.5%*, 1.1%*, 1.0%, 0.7%, 1.25% and 4.8%* of average net assets, respectively.
(b)   Includes  0.3%, 0.4%*, 0.2%, 0.3%, 0.5% and 0.6%*, respectively, related to dividend expenses on short positions.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
*   Annualized.

Financial Highlights
Selected data for a share outstanding throughout the period is as follows:

Calamos Convertible Fund
                                                         Six    Eleven
                                                      Months    Months
                                                       Ended     Ended
                                                   Sept. 30, March 31,                    Year Ended April 30,
                                                        1995      1995      1994      1993      1992      1991
Net asset value, beginning of period                 $12.41    $13.04    $13.96    $12.72    $11.39    $10.29
Income from investment operations:
  Net investment income                                  .20      .38       .40       .42       .41       .49
  Net realized and unrealized gain (loss)
     on investments                                    1.93      (.01)      .53      1.32      1.43      1.25
                                                     ------    ------    ------    ------    ------    ------
       Total from investment operations                2.13       .37       .93      1.74      1.84      1.74
                                                     ------    ------    ------    ------    ------    ------

Less distributions:
  Dividends from net investment income                 (.18)     (.32)     (.39)     (.40)     (.45)     (.52)
  Dividends from net realized capital gains               --     (.56)    (1.46)     (.10)        --        --
  Dividends in excess of net realized
      capital gains                                       --     (.12)        --        --        --        --
  Distributions from paid in capital                      --        --        --        --     (.06)     (.12)
                                                     ------    ------    ------    ------    ------    ------
       Total distributions                             (.18)    (1.00)    (1.85)     (.50)     (.51)     (.64)

Net asset value, end of period                       $14.36    $12.41    $13.04    $13.96    $12.72    $11.39
                                                     ======    ======    ======    ======    ======    ======
Total return (a)                                       17.2%      3.2%      6.5%     14.0%     16.5%     17.7%
Ratios and supplemental data:
   Net assets, end of period (000)                  $19,493   $16,646   $17,023   $17,213    $16,940   $13,953
   Ratio of expenses to average net
      assets                                           1.5%*     1.6%*      1.6%      1.7%      1.2%      1.2%
   Ratio of net investment income
      to average net assets                            2.9%*     3.3%*      2.8%      3.2%      3.4%      4.3%
   Portfolio turnover rate                            52.8%*    42.1%      73.1%     73.1%     83.8%     63.2%

                                                                                                       June 21, 1985
                                                                      Year Ended April 30,                  to
                                                        1990      1989   1988(b)      1987            April 30,  1986
Net asset value, beginning of period                  $10.73    $10.56    $11.94    $11.99    $10.00
Income from investment operations:
  Net investment income                                 .60       .59       .62       .52       .32
  Net realized and unrealized gain (loss)
     on investments                                    (.32)      .14     (1.24)      .50      1.92
                                                     ------    ------    ------    ------    ------
       Total from investment operations                 .28       .73      (.62)     1.02      2.24
                                                     ------    ------    ------    ------    ------

Less distributions:
  Dividends from net investment income                 (.63)     (.56)     (.66)     (.54)     (.25)
  Dividends from net realized capital gains              --        --      (.10)     (.53)       --
  Dividends in excess of net realized
      capital gains                                      --        --        --        --        --
  Distributions from paid in capital                   (.09)       --        --        --        --
                                                     ------    ------    ------    ------    ------
       Total distributions                             (.72)     (.56)     (.76)    (1.07)     (.25)

Net asset value, end of period                       $10.29    $10.73    $10.56    $11.94    $11.99
                                                     ======    ======    ======    ======    ======
Total return (a)                                        2.4%      7.2%    (5.1%)      9.5%     22.2%
Ratios and supplemental data:
   Net assets, end of period (000)                  $18,664    $21,270   $23,194    23,632  $10,175
   Ratio of expenses to average net
      assets                                            1.1%      1.1%      1.2%      1.3%     2.0%*
   Ratio of net investment income
      to average net assets                             5.5%      5.6%      5.6%      4.6%     4.9%*
   Portfolio turnover rate                             93.4%     84.7%     55.5%     45.0%    30.0%*

--------------------
(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
(b) Calamos Asset Management, Inc. became the Fund's investment adviser on September 1, 1987.
*   Annualized.

Financial Highlights
Selected data for a share outstanding throughout the period is as follows:

Calamos Growth and Income Fund
                                                         Six    Eleven
                                                      Months    Months
                                                       Ended     Ended                                               Sept. 2, 1988
                                                             Sept. 30, March 31,        Year Ended April 30,                to
                                                        1995      1995      1994      1993      1992      1991  1990 April 30,1989
Net asset value, beginning of period                 $12.68    $12.97    $13.90    $13.57    $11.54    $10.46    $10.49     $10.00
Income from investment operations:
     Net investment income                              .19        .35       .31      .35       .29       .31       .33       .38
     Net realized and unrealized gain (loss)           2.03      (.02)      .34      1.97      2.02      1.09       .09       .49
                                                     ------    ------    ------    ------    ------    ------    ------    ------
          Total from investment operations             2.22       .33       .65      2.32      2.31      1.40       .42       .87
                                                     ------    ------    ------    ------    ------    ------    ------    ------

Less distributions:
     Dividends from net investment income              (.24)     (.32)     (.29)     (.36)     (.28)     (.32)     (.28)     (.38)
     Dividends from net realized capital gains           --      (.30)    (1.29)    (1.63)       --        --      (.17)       --
                                                     ------    ------    ------    ------    ------    ------    ------    ------
          Total distributions                          (.24)     (.62)    (1.58)    (1.99)    (0.28)    (0.32)    (0.45)    (0.38)
                                                     ------    ------    ------    ------    ------    ------    ------    ------

Net asset value, end of period                       $14.66    $12.68    $12.97    $13.90    $13.57    $11.54    $10.46    $10.49
                                                     ======    ======    ======    ======    ======    ======    ======    ======
Total return (b)                                       17.6%      2.8%      4.5%     18.8%     20.2%     13.4%      3.8%      9.0%
Ratios and supplemental data:
     Net assets, end of period (000)                 $3,981    $3,853    $4,663    $3,655    $2,694    $1,821    $1,345      $732
     Ratio of expenses to average net assets (a)       2.0%*     2.0%*      2.0%      2.0%      2.0%      2.0%      2.0%     2.0%*
     Ratio of net investment income to average
     net assets                                        2.7%*     3.0%*      2.3%      2.6%      2.3%      2.9%      3.0%     4.8%*
     Portfolio turnover rate                          42.8%*     84.7%    155.2%    132.3%    111.6%    103.6%    103.0%    85.0%*

--------------------
(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 0.1*, 0.2%*, 0.1%, 0.5%, 0.5%, 1.7%, 2.3% and
      8.4%* of average net assets respectively.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
*  Annualized.

Financial Highlights

Selected data for a share outstanding throughout the period is as follows:

Calamos Growth Fund
                                                         Six    Eleven
                                                      Months    Months
                                                       Ended     Ended                                            Sept. 4, 1990
                                                   Sept. 30, March 31,                    Year Ended April 30,        to
                                                        1995      1995      1994      1993      1992             April 30, 1991
Net asset value, beginning of period                  $14.18    $14.57    $13.95   $14.04    $12.48     $10.00
Income from investment operations:
     Net investment income (loss)                      (.06)      .02        .01     (.02)     (.01)       .07
     Net realized and unrealized gain (loss)            3.72     (.28)     1.21       .20      1.60       2.50
                                                     ------    ------    ------    ------    ------    ------
        Total from investment operations               3.66      (.26)     1.22       .18      1.59       2.57
                                                     ------    ------    ------    ------    ------    ------

Less distributions:
     Dividends from net investment income              (.07)         -     (.01)         -         -    (0.08)
     Dividends from net realized capital gains         (.07)     (.13)     (.59)     (.27)     (.03)    (0.01)
                                                     ------    ------    ------    ------    ------    ------
        Total distributions                            (.14)     (.13)     (.60)     (.27)     (.03)    (0.09)
                                                     ------    ------    ------    ------    ------    ------

Net asset value, end of period                       $17.70    $14.18    $14.57    $13.95    $14.04     $12.48
                                                     ======    ======    ======    ======    ======    ======

Total return (b)                                       25.9%    (1.8%)      8.9%      1.4%     12.7%     25.8%
Ratios and supplemental data:
     Net assets, end of period (000)                 $2,524    $1,791    $2,089    $1,861    $1,802       $862
     Ratio of expenses to average net assets (a)       2.0%*     2.0%*      2.0%      2.0%      2.0%     2.0%*
     Ratio of net investment income (loss) to
     average net assets                              (0.8)%*     0.2%*      0.1%    (0.1)%    (0.1)%     0.8%*
     Portfolio turnover rate                          216.1%    104.3%     87.3%     56.8%     47.3%    15.8%*

--------------------
(a) After the reimbursement and waiver of expenses by the Adviser equivalent to 1.5%*, 1.6%*,1.1%. 0.7%, 0.8%, and 4.5%* of average net assets, respectively.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.
*  Annualized

Investment Adviser and Transfer Agent
Calamos Asset Management, Inc.
1111 East Warrenville Road
Naperville, IL  60563-1493

Distributor
Calamos Financial Services, Inc.
1111 East Warrenville Road
Naperville, IL  60563-1493

Counsel
Bell, Boyd & Lloyd
Chicago, Illinois

The Net Asset Values for the Calamos Family of Funds may be obtained daily by calling
1.800.823.7386 after 5:00 P.M. Central Time.


This report, including the unaudited financial statements contained herein, is submitted for the general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a currently effective prospectus of the Funds.

CALAMOS LOGO
Calamos

Strategic Income Fund
Convertible Fund
Growth and Income Fund
Growth Fund

Each a Series of CFS Investment Trust

Semi-Annual Report
September 30, 1995
(unaudited)
GRAPHIC OF SOCRATES, ARISTOTLE AND PLATO

The Wise Investor's Choice(TM)

CFS Investment Trust
1111 East Warrenville Road
Naperville, IL  60563-1493 * 800.823.7386